Exhibit 99.1

For Release

MySize Inc. Announces DTCC Accessibility for Trading of its Common Stock

Between the TASE and the Nasdaq Stock Exchange

Airport City, Israel, February 17, 2017--- MySize Inc. (the “Company”) (NASDAQ: MYSZ; TASE: MYSZ), developer of proprietary, linear and circular, smartphone measurement applications, announced today that it is now possible to transfer and trade certain eligible shares of the Company’s common stock from accounts that were maintained within the Tel Aviv Stock Exchange’s ("TASE") clearing system to the US clearing system without any difficulty or problem. Such access was provided via TASE’s DTC account with The Depository Trust Company (“DTC”).

The resolution of the DTC accessibility for the common stock was completed by cooperative coordination between Bank Hapoalim, the Israeli nominee company of the Company’s common stock, the TASE and vStock Transfer, the Company’s transfer agent in the US, and involved the transfer of shares of the Company’s common stock that had been deposited in brokerage accounts in Israel from the such accounts to TASE's DTC account. As a result, such shares can now be transferred and/or traded between the Israeli (TASE) and US (Nasdaq) markets electronically.

To avoid or doubt or confusion, the Company also reiterated today that any problem or difficulty which existed with respect to this issue were beyond the Company's responsibility or control.

The Company is appreciative of the coordinated efforts that were undertaken, and is pleased that this issue has been resolved so that shareholders can now access their shares and trading between the markets in an efficient manner.

About DTC

The Depository Trust Company (DTC) is a subsidiary of The Depository Trust & Clearing Corporation that was established in 1973 to reduce costs and provide clearing and settlement efficiencies by immobilizing securities and making "book-entry" changes to ownership of the securities. DTC is a member of the U.S. Federal Reserve System, a limited-purpose trust company under New York State banking law and a registered clearing agency with the U.S. Securities and Exchange Commission.

About MYSIZE

MySize Inc. (TASE: MYSZ) (NASDAQ: MYSZ) has developed a unique measurement technology based on sophisticated algorithms and cutting edge technology with broad applications including apparel industry, e-commerce, shipping and parcel industry measurement.  This proprietary technology is driven by several patent-pending algorithms which are able to calculate and record measurements in a variety of novel ways. To learn more about MySize, please visit our website. www.mysizeid.com.

Follow us on Facebook, LinkedIn and Twitter.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of the words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential," "project" and similar expressions that are intended to identify forward-looking statements.  All forward-looking statements speak only as of the date of this press release. You should not place undue reliance on these forward-looking statements. Although we believe that our plans, objectives, expectations and intentions reflected in or suggested by the forward-looking statements are reasonable, we can give no assurance that these plans, objectives, expectations or intentions will be achieved.  Forward-looking statements involve significant risks and uncertainties (some of which are beyond our control) and assumptions that could cause actual results to differ materially from historical experience and present expectations or projections.  Known material factors that could cause actual results to differ materially from those in the forward-looking statements include: an active trading market for our common stock may not develop on NASDAQ; the trading price for our common stock may fluctuate significantly; and the Company will continue to be a "controlled company," as defined under NASDAQ rules, and the interests of our controlling stockholder may differ from those of our public stockholders.  Forward-looking statements also are affected by the risk factors described in the Company's filings with the U.S. Securities and Exchange Commission.  Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Press Contact

Marjie Hadad

MH Communications

marjierhadad@gmail.com

+972-54-536-5220